UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to the Form 8-K that was originally filed with the U.S. Securities and Exchange Commission on March 20, 2026, is being filed for the sole purpose of updating the Report of Independent Auditors for PricewaterhouseCoopers LLP included in Exhibit 99.1 to the Form 8-K, to include the firm’s conformed signature, which was inadvertently omitted in the original filing. In addition, the consent filed as 23.2 to this Amendment is dated as of the filing date of this Amendment.

Item 8.01. Other Events

On January 7, 2026, Constellation Energy Corporation (Nasdaq: CEG) (“CEG Parent”) and Constellation Energy Generation, LLC, a Pennsylvania limited liability company (“Constellation”) completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated January 10, 2025 (the “Merger Agreement”), by and among Calpine Corporation, a Delaware corporation (“Calpine”), certain wholly-owned direct and indirect subsidiaries of Calpine and CEG Parent, and Volt Energy Holdings GP, LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of Calpine (the “Merger”). As a result of the transactions contemplated by the Merger Agreement, Calpine was converted into a limited liability company, Calpine LLC, and became an indirect, wholly owned subsidiary of Constellation. In connection with the completion of the Merger, the following financial statements are filed as exhibits hereto:

•	The audited consolidated financial statements of Calpine as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023, and the related notes to the consolidated financial statements, which are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference; and

•	The unaudited pro forma condensed combined financial statements of CEG Parent and Constellation as of and for the year ended December 31, 2025, and the related notes to the unaudited pro forma condensed combined financial statements, which are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements give pro forma effect to the acquisition of Calpine. The pro forma financial statements are derived from the historical financial statements of CEG Parent, Constellation and Calpine.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

a) Financial statements of business to be acquired

The audited consolidated financial statements of Calpine as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023, and the related notes to the consolidated financial statements, which are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

b) Pro forma financial information

The unaudited pro forma condensed combined financial statements of CEG Parent and Constellation as of and for the year ended December 31, 2025, and the related notes to the pro forma combined financial statements, which are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, independent auditors for Calpine.
23.2	Consent of PricewaterhouseCoopers LLP, independent auditors for Calpine.
99.1	Historical audited financial statements of Calpine as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023.
99.2	Unaudited pro forma condensed combined financial statements of CEG Parent and Constellation as of and for the year ended December 31, 2025.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer

CONSTELLATION ENERGY GENERATION, LLC

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer

April 17, 2026